                                  SCHEDULE 14A
                                 (RULE 14A-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[x]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                           AMERICAN INDUSTRIES, LTD
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     1)  Title of each class of securities to which transaction applies:


        ------------------------------------------------------------------------

     2)  Aggregate number of securities to which transaction applies:


        ------------------------------------------------------------------------

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:(1)


        ------------------------------------------------------------------------

     4)  Proposed maximum aggregate value of transaction:


        ------------------------------------------------------------------------

     5)  Total fee paid:


        ------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)  Amount Previously Paid:

        ------------------------------------------------------------------------

     2)  Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------

     3)  Filing Party:

        ------------------------------------------------------------------------

     4)  Date Filed:

        ------------------------------------------------------------------------

---------------

                            AMERICAN INDUSTRIES, LTD.

                     101 Convention Center Drive, Suite 1212
                             Las Vegas, Nevada 89109
                               Tel: (702) 386-2633
                               Fax: (702) 944-1392







                                 NOTICE OF 1999

                                 ANNUAL MEETING

                      OF STOCKHOLDERS AND PROXY STATEMENTS

                ("Preliminary Copy" - For the Information of the
                    Securities and Exchange Commission, only)



ANNUAL MEETING 1999
MARCH 22, 1999, 11:00 A.M.
The Embassy Suites Biltmore Hotel
2630 East Camelback Road
Phoenix, Arizona 85016

                            AMERICAN INDUSTRIES, LTD.
                           101 CONVENTION CENTER DRIVE
                                   SUITE 1212
                             LAS VEGAS, NEVADA 89109

           -----------------------------------------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD MARCH 22, 1999

           -----------------------------------------------------------

To the Stockholders of
AMERICAN INDUSTRIES, LTD.

         The Annual Meeting of Stockholders of AMERICAN INDUSTRIES, LTD., will be held at the Embassy Suites Biltmore Hotel, 2630 East Camelback Road, Phoenix, Arizona 85016, on Monday, March 22, 1999 at 11:00 a.m. for the following purposes:

         1. Election of Directors.


         2. Appointment of Barry Friedman, C.P.A., to continue as Auditor for the fiscal year ending March 31, 1999.


         Holders of common stock of record at the close of business on February 1, 1999 will be entitled to vote at the meeting or any adjournments thereof.

         Whether or not you expect to be present in person at the meeting, please sign and date the accompanying proxy and return it promptly in the enclosed business reply envelope, which requires no postage if mailed in the United States. This will assist us in preparing for the meeting.

         This proxy material is being sent to the stockholders of record in accordance with the company by-laws, Article 1, Section 1, requiring at least five (5) days written notice, specifying time and place, prior to the holding of the Annual Meeting.

                                            By the Order of the Board of Meeting



                                            George Balis
                                            Chairman of the Board

February 23, 1999


YOUR VOTE IS IMPORTANT. PLEASE PROMPTLY MARK, DATE, SIGN AND RETURN YOUR PROXY IN THE ENCLOSED ENVELOPE, WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING.

                            American Industries, Ltd.
                     101 Convention Center Drive, Suite 1212
                                Las Vegas, Nevada

                   ------------------------------------------

                       1998 ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD MARCH 22, 1999

                   ------------------------------------------

                               GENERAL INFORMATION

         The Board of Directors of American Industries, Ltd., ("AIL" or the "Company") is soliciting the accompanying Proxy for use at the 1999 annual meeting of shareholders (the "Annual Meeting") to be held Monday, March 22, 1999, at 11:00 a.m., at the Embassy Suites Biltmore Hotel, 2630 East Camelback Road, Phoenix, Arizona 85016, and at any and all adjournments or postponements thereof. Any shareholder giving a Proxy has the right to revoke it at any time before it is voted by giving written notice to the Secretary of AIL, by delivering to the Secretary of AIL a duly executed proxy bearing a later date, or by attending and voting in person at the Annual Meeting. At the Annual Meeting, the designated proxy holders will vote the shares of common stock, $.10 par value per share (the "Common Shares"), represented by a Proxy which is received and not revoked. Where the shareholder specifies a choice on the Proxy Card with respect to any matter to be acted upon, the Common Shares will be voted in accordance with the choice specified. Where no choice is specified, the shares represented by a signed Proxy Card will be voted in favor of the proposals set forth in the Proxy Card attached hereto.

         Shareholders are invited to attend the Annual Meeting. Whether or not you expect to attend, you are urged to sign, date, and promptly return the enclosed Proxy Card in the enclosed postage prepaid envelope. If your shares are held of record by a broker, bank or other nominee and you wish to attend and vote your shares at the Annual Meeting you must obtain a letter from the broker, bank or nominee confirming your beneficial ownership of the shares and a written Proxy from the holder issued in your name, and bring it to the Annual Meeting.

         This Proxy Statement and the accompanying Proxy Card are first being mailed to shareholders on or about February 23, 1999.

         The cost of soliciting proxies will be borne by the Company. In addition to solicitation by mail, and without additional compensation for such services, proxies may be solicited personally, or by telephone or telegraph, by officers or employees of the Company. AIL will also request banking institutions, brokerage firms, custodians, trustees, nominees, fiduciaries and other like parties to forward the solicitation materials to the beneficial owners of Common Shares held of record by such persons, and the Company will upon request of such record holders reimburse forwarding charges and expenses.

                      SHARES OUTSTANDING AND VOTE REQUIRED

         At the close of business on February 1, 1999, the record date for determination of shareholders entitled to notice of, and to vote at, the Annual Meeting, approximately 20,006,148 Common Shares of AIL were outstanding. Each whole Common Share is entitled to one vote. There is no right to cumulative voting. A majority of the outstanding Common Shares represented in person or by proxy will constitute a quorum at the Annual Meeting.

         Assuming the existence of a quorum, the four nominees for election as directors who receive the highest number of votes at the Annual Meeting will be elected as directors.

         The tabulation of the votes will be carried out by management. Abstentions and broker non-votes are counted as Common Shares represented at the Annual Meeting for purposes of determining a quorum. An abstention has the effect of a vote "withheld" with respect to the election of directors.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth information regarding the beneficial ownership of the Common Shares of the Company as of March 31, 1998, by each person known by the Company to the be the beneficial owner of more than five percent (5%) of the Company's outstanding common shares, each director of the Company, the officers of the Company, and by all directors and officers as a group. To the Company's knowledge each person named in the table has sole voting and investment power with respect to all shares shown as beneficially owned by such persons, and the address of each person named is the same as the Company's unless otherwise indicated in the accompanying notes.

                                         COMMON SHARES BENEFICIALLY OWNED
BENEFICIAL OWNER (1)                        AMOUNT            PERCENT OWNED
--------------------------------------------------------------------------------
George Balis                            11,955,000                 59.8%
Dorothy Monroe                           2,697,161                 13.5%
                                       -----------                -----
                                        14,652,161                 73.3%

OFFICERS AND DIRECTORS
AS A GROUP                                  AMOUNT            PERCENT OWNED
--------------------------------------------------------------------------------
George Balis                            11,955,000                 59.8%
Mary Kinn                                   35,550                    *
                                       -----------                -----
                                        11,990,550                 59.8%

NOTE: An asterisk in the chart denotes ownership of less than 1% of the outstanding common stock.


                              ELECTION OF DIRECTORS

         The Common Shares represented by the accompanying Proxy will be voted to elect the four nominees named herein to serve for a one-year term, or until their successors are elected and qualified. Should any of the three nominees named herein become unavailable for election, which is not anticipated, the Common Shares represented by the accompanying Proxy will be voted for the election of another person recommended by AIL.

       THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF THE NAMED NOMINEES AS DIRECTORS OF AIL.

         The following table sets forth certain information as to the nominees, including their ages, principal business experience during the past five years, the year they each first became a director. None of the nominees have Board Committee membership and other directorships currently held in companies with a class of securities registered pursuant to Section 12 of the Exchange Act or subject to the requirements of Section 15(d) of that Act or any company registered as an investment company under the Investment Company Act of 1940. There are no standing committees of the Company appointed by the Board of Directors at this time.

                       NOMINEES FOR ELECTION AS DIRECTORS

                                                                                  AMOUNT
                           PRINCIPAL BUSINESS                                     NATURE
                           EXPERIENCE DURING PAST                                 BENEFICIAL
                           5 YEARS AND ALL                             DIRECTOR   OWNERSHIP
DIRECTOR                   POSITIONS WITH AIL                 AGE      SINCE      COMMON SHARES
-----------------------------------------------------------------------------------------------

George Balis               Director, Vice President            56       1993      11,955,000
                           Assistant Secretary/
                           Treasurer;
                           Chairman of Board
                           President and CEO;
                           President Chairman of
                           Board    Managing Director
                           Global Technologies SA

Mary Kinn                  Director and Secretary              85       1998      35,550
                           of AIL; Director and
                           President Charmakin,
                           Ltd.; Former Associate
                           Professor Long Beach
                           City College

George Balis Jr.           Sales, Marketing and                28       0         -0-
                           Real Estate experience;
                           Bachelor's Degree in
                           Communications,
                           St. Johns University,
                           New York

Dennis Petrowski           Bachelor's Degree in                58       0         -0-
                           Business Administration,
                           University of Detroit;
                           Attended Wayne State
                           University, American
                           Institute of Banking;
                           30 years Hotel
                           management and casino
                           Operation (Las Vegas &
                           Connecticut)

COMPENSATION OF DIRECTORS

         The Company pays its directors and officers no fees for their services as directors or officers. Nor are directors or officers of the Company entitled to receive stock options or other stock rights pursuant to any existing stock option or other employee benefit plan. Expenses of officers and directors that may be incurred by them in the ordinary course of business for or on behalf of the Company are reimbursed by the Company as allowable expenses.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and officers, and persons who own more than ten percent (10%) of a registered class of its equity securities, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of common stock and other equity securities of the Company. Such officers, directors and beneficial owners are also required by Securities and Exchange Commission rules and regulations to furnish the Company with copies of all Section 16(a) forms filed by them.

         The Company is not aware of the filing of any late reports by any officer or director or more than 10% shareholders pursuant to Section 16(a).

                           OFFICERS AND KEY EMPLOYEES

         The executive officers and key employees of the Company are:

NAME                       AGE                                POSITION HELD
---------------------------------------------------------------------------
George Balis               56                                 Chairman of the Board
                                                              Of Directors, President,
                                                              Chief Executive Officer

Mary Kinn                  83                                 Director and Secretary


         The following is a biographical summary of experience for the executive officers, and key employees of the Company:

GEORGE BALIS had served as a Director, Vice-President, and Assistant Secretary-Treasurer of Registrant from 1993 until the death of its former President Zack C. Monroe, on July 25, 1997. Mr. Balis was elected to the positions of Chairman of the Board, President and Chief Executive Officer at a Special Meeting of the Stockholders on September 15, 1997. Mr. Balis also is President, CHB, Managing Director of subsidiary Global Technologies SA; and prior thereto from 1990 through 1993 was with Continental Mortgage Bankers of Westbury, New York, Bayside Branch, involved in financial review of commercial loans and marketing. For approximately six years Mr.

Balis was in charge of operations of his family-owned shipping business with a chartered fleet of eight steam ships.

MARY KINN has been the President and Director of Charmakin, Ltd., since 1978. She was a student at Washington Square College, New York University and the University of California where she received her community college teacher's training. She was an Associate Professor in allied health technology at Long Beach City College, and is a professional writer, having written textbooks for medical assistants and medical terminology students published by W.B. Sanders Company and Delmar Publications, respectively. She was a founding member and Chairwoman of the California State Certification program for medical assistants from 1990-1994, and also held executive officer positions with the American Association of Medical Assistants and its California counterpart.

GEORGE BALIS JR.* has obtained a degree in communications from St. John's University in New York City. He has various business experience in sales, marketing and real estate.

DENNIS PETROWSKI* has graduated from the University of Detroit with a Degree in Business Administration. Attending Pine Lakes Accounting School. Obtained a degree in Advanced Studies from Wayne State University. Attended American Institute of Banking, IBM Data Processing School and Boroughs Institute. Has over 30 years of experience in Hotel Management and Casino Operations in Las Vegas and Connecticut (Royal Casino, Mohawk Bingo, Vegas Inn, Lady Luck, Aladdin and The Showboat Hotel & Casino).

*Note:  Indicates nominees to the Board of Directors


COMPENSATION

         The Company did not pay any compensation to its officers during the year 1998.

EMPLOYMENT CONTRACTS

         The Company does not have any employment contracts with its officers and directors.

COMPARATIVE STOCK PERFORMANCE

         There has been no public market for the Company's Common Stock during the year 1998.

                                  ANNUAL REPORT

         A copy of the Company's Annual Report on Form 10-K for the year-ended March 31, 1998, as filed with the SEC, is included with this Proxy Statement.


                              SHAREHOLDER PROPOSALS

         Any proposal by a shareholder of the Company intended to be presented at the 2000 Annual Meeting of shareholders must be received by AIL at its principal executive officers at a reasonable time prior to such meeting for inclusion in the Company's proxy statement and form of proxy relating to that meeting.


                                  OTHER MATTERS

         The Company is not aware of any business or matter other than those indicated above which may properly be presented at the Annual Meeting. If, however, any other matter properly comes before the Annual Meeting, the proxy holders will, in their discretion, vote thereon in accordance with their best judgment.




                                          By Order of the Board of Directors,


                                          ___________________________________
                                          George Balis, President
                                          February _________, 1999

                            American Industries, Ltd.

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS 1999 ANNUAL MEETING OF SHAREHOLDERS - - March 22, 1999

         George Balis and Mary Kinn, and each of them, are hereby appointed proxies, with full power of substitution, and are hereby authorized to represent and vote all shares of common stock of the undersigned at the Annual Meeting of Shareholders of American Industries, Ltd. to be held at 11:00 a.m. at the Embassy Suites Biltmore Hotel, 2630 East Camelback Road, Phoenix, Arizona 85016, on March 22, l999, and at any postponements or adjournments thereof, in the manner indicated below, and in their discretion on any other matter which may properly come before the Meeting.

         This proxy will be voted in accordance with the instructions given. In the absence of instructions, the Proxy will be voted "FOR" the three nominees named below and in the discretion of the persons hereby appointed as proxies with respect to any other matters that may properly come before the Meeting or any postponements of adjournments thereof.

         SHAREHOLDERS ARE URGED TO COMPLETE, DATE, SIGN AND RETURN THIS PROXY PROMPTLY IN THE ENVELOPE PROVIDED WHICH REQUIRES NO POSTAGE IF MAILED WITHIN THE UNITED STATES.

                            AMERICAN INDUSTRIES, LTD.

PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR"  ALL NOMINEES:

1.       Election of four Directors                  For     Withheld    For all
                                                     All       All       Except

         Nominees:
George Balis                                         (  )     (  )        (  )
Mary Kinn                                            (  )     (  )        (  )
George Balis Jr.                                     (  )     (  )        (  )
Dennis Petrowski                                     (  )     (  )        (  )

         (Instruction: to withhold authority to vote for any one or more Nominees (s), write the name (s) of such Nominee (s) in the space provided below.)


         2. Appointment of Barry Friedman, C.P.A., to continue as Auditor for the fiscal year ending March 31, 1999.

     3. In their discretion, upon such other matter or matters which may properly come before the meeting or any postponements or adjournments thereof.

The undersigned hereby revokes any proxy heretofore given to vote at the Annual Meeting and acknowledges receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement dated February 23, l999, and the Company's l988 Form l0-K Annual Report.


                           -----------------------------------------------, 1999
                                    (date)

                           ----------------------------

                           ----------------------------------------------
                           Signature of Shareholder (s)

                           Please sign exactly as the name or names appear hereon. A proxy executed by a corporation should be signed in its name by its authorized officers. Executors, administrators and trustees should so indicate when signing.


                                                                               2